Confidential information redacted and filed separately with the Commission.
Omitted portions indicated by [***]

Amendment to Warehousing of Goods Agreement
This Amendment (the “Amendment”) is made and entered into as of June 13, 2012 by and between Annie’s, Inc. (“ANNIE’S”), and Distribution 2000, Inc. (“D2000”) (collectively the “PARTIES”) and amends, as set forth below, that certain Warehousing of Goods Agreement by and between the ANNIE’S and D2000 dated September 30, 2011 (the “Agreement”).
All capitalized terms used, but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
WHEREAS, ANNIE’S and D2000 desire to amend the Agreement as provided herein;
NOW, THEREFORE, in consideration of the covenants and agreements herein contained, and for such other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereto agree as follows:
1.The section entitled “RATES AND CHARGES” is hereby deleted in its entirety and the following is inserted in place thereof:
RATES AND CHARGES. This Agreement is a cost plus contract, which means that ANNIE’S shall pay D2000’s costs for direct labor, a fixed facility charge, other fixed charges and charges for Extra Services, each as defined below and as set forth on Appendix A plus an upcharge as set forth on Appendix A. The upcharge shall be listed separately on D2000’s invoices and constitutes D2000’s overhead charge and profit on ANNIE’S business. The actual costs shall be reviewed and reconciled quarterly, as set forth below. ANNIE’S will guarantee D2000 that during the initial term of the agreement, the total annual upcharge will not be less than $[***]. Direct pass through costs, as detailed on Appendix A, shall incur only a [***]% upcharge. This upcharge will not be included in the guaranteed upcharge above. In the new facility, ANNIE’S has the option to install and manage a Shipper Assembly Line within the FACILITY and house up to 6 employees in the D2000 corporate offices at the Facility.
2.    In the section entitled “RATE DEFINITIONS” the following is inserted at the end of the subsection entitled “DIRECT LABOR RATES”:
During the first quarterly review after the effective date of this agreement, parties will review the productivity targets and rates set forth in Appendix A & B and with the mutual agreement of both parties adjust these targets and rates without causing a reconciliation payment to either party.
3.    In the section entitled “RATE DEFINITIONS” the subsection entitled “FACILITY FIXED CHARGE” is hereby deleted in its entirety and the following is inserted in place thereof:
FACILITY FIXED CHARGE. Monthly cost for Rent and Operating Expenses for the FACILITIES set forth in Appendix A shall be allocated as defined in Appendix A.

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4.    In the section entitled “RATE DEFINITIONS” the following two subsections inserted immediately after the subsection entitled “CUSTOMER SERVICE MANAGER COMPENSATION”:
TRANSPORTATION SCHEDULING MANAGER COMPENSATION. ANNIE’S may require D2000 to employ a Transportation Scheduling Manager (TSM) to oversee inbound/outbound and supply chain Transportation Scheduling and Management. D2000 will provide, at no additional charge, adequate office space, supplies and Internet access to perform these functions. Compensation for the TSM, as defined in Appendix A, will be prorated and billed out based on transactions processed through the Transportation Management System.
SHIPPER ASSEMBLY MANAGER COMPENSATION AND TEMPORARY LABOR PASSTHROUGH. ANNIE’S may require D2000 to employ a Shipper Assembly Manager (SAM) to oversee the Shipper Assembly Area activities. D2000 will provide, at no additional charge, adequate office space, supplies and Internet access to perform these functions. Compensation for the SAM, will be billed back to ANNIE’S as defined in Appendix A. Any Temporary Labor costs for the Shipper Assembly Area will be billed to ANNIE’S as defined in Appendix A. ANNIE’S has the right to contract directly for Shipper Temporary Labor and to have the cost billed directly to ANNIE’S. Any Temporary Labor Service used by ANNIE’S must comply with D2000s Insurance and Safety requirements.
5.    The section entitled “PALLET COMMITMENT” is hereby deleted in its entirety and the following two sections inserted in place thereof:
FIXED PALLET COUNT. During the life of this Agreement both PARTIES agree to use [***] pallets to calculate the FACILITY FIXED CHARGE as defined in Appendix A.
NON-ANNIE’S MINIMUM PALLET REQUIREMENT. D2000 will commit that there will be a minimum of [***] billable pallets stored for customers other than ANNIE’S on the 15th of each month.
6.    The section entitled “BILLING AND PAYMENT” is hereby deleted in its entirety and the following inserted in place thereof:
BILLING AND PAYMENT. On the 15th of the month, D2000 will bill ANNIE’S for the lesser of [***] Pallets or the FIXED PALLET COUNT less the actual Non‑ANNIE’S pallets stored at the FACILITY multiplied by the FACILITY FIXED CHARGE. At the end of each month D2000 will bill ANNIE’S for all charges due and owed under this Agreement for the prior month. Claims for loss or damage to goods shall not be deducted from invoices, but shall be handled separately.
7.    Appendix A is hereby deleted in its entirety and the attached new Appendix A is inserted in place thereof.
8.    Appendix B is hereby deleted in its entirety and the attached new Appendix B is inserted in place thereof.

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ANNIE’S and D2000 acknowledge, agree and confirm that the Agreement shall remain in full force in effect in accordance with its terms, except as specifically modified herein.
IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the date first above written.

ANNIE’S, INC. By: /s/ John Foraker John Foraker Chief Executive Officer	Distribution 2000, Inc. By: /s/ Marc A. Risser Print Name: Marc A. Risser Print Title: President

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Appendix A

Rate of Storage, Handling and Extra Services Charge

Description	Unit of Measure	Calculation/Explanation	Rate
In Charge	Per Pallet	Rate/Pallet plus Raymond Move Charge/Pallet	$[***]
Out Charge	Per Pallet	Rate/Pallet plus Raymond Move Charge/Pallet	$[***]
Partial Pallet Picking	Per Case	Picker Hr Rate/Prod Rate	$[***]
Facility Fixed Charge	Per Pallet	Monthly Charge per Pallet	$[***]
Capitalized Costs	Per Allocation Below	See Below
Other Fixed Charge	Per Allocation Below	See Below
Customer Service Manager	Actual plus 3%
TMS Manager	Actual plus 3%
Shipper Assembly Mgr	Actual plus 3%
Shipper Assembly Labor	Actual
Supplies	Actual plus 3%
Additional Labor	General Labor plus up charge
Reports	No Charge
Annual Physical Inventory	No Charge

Description	Costs Included	Annual Costs
Facility Fixed Charge	Total	$ [***]
	Per Pallet	$ [***]

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Appendix A

Description	Amortization Period	Annual Costs	Allocation Method
Racking Relocation	64 mo.	[***]	Pallets in Reserve relative to total pallets
Reconditioned Fork Lifts	40 mo.	[***]	% of Pallets Shipped
Reconditioned Fork Lifts	60 mo.	[***]	% of Pallets Shipped
Reconditioned Trucks	64 mo.	[***]	% of Pallets Shipped
Walkie Riders	36 mo.	[***]	% of Pallets Shipped
Term of Existing Leases	12 mo.	[***]	% of Allocated OFC
Misc. Leaseholds	64 mo.	[***]	% Lic Plate IDs in Inventory
Avaya	36 mo.	[***]	% Lic Plate IDs in Inventory
IT	64 mo.	[***]	% of Total OFC
Capitalized Moving Costs	[***]	Total
Other Fixed Charge	Rate	Allocation Method
Material Handling Eq. Exp	[***]	% of Raymond Moves
Warehouse Mgr Salary	[***]	% of Orders Shipped
Warehouse Supr Salary	[***]	% Total Pallets Handled
Customer Service Staff	[***]	% of Orders Shipped
Order Checker	[***]	% of Outbound Pallets
Receiver	[***]	% of Inbound Pallets
Cycle Counter (Incl Raymond Time)	[***]	% Lic Plate IDs in Inventory
Shipping Clerk	[***]	% of Outbound Pallets
Warehouse Order Clerk	[***]	% of Orders Shipped
Utilities	[***]	% Pallets to Tot Pallets
Misc. Maintenance Exp	[***]	% of above to Tot Other Fixed
WMS Lic Costs/IT Exp	[***]	% of above to Tot Other Fixed
Health Benefits – In/Out	[***]	% of Hours Charged
Health Benefits – Picking	[***]	% of Hours Charged
Health Benefits – Raymond	[***]	% of Hours Charged
Health Benefits – Other Fixed	[***]	% of Salary Charged
Total	[***]
UPCHARGE RATE

ANNIE’S Percent of D2000 Billings Excluding CSM, TSM, Shipper Assembly and Supplies
Twelve Month Gross Billings	65% or Greater	50-65%	Under 50%
Up to $1.5 MM	[***]%	[***]%	[***]%
$1.5 MM to $2.0 MM	[***]%	[***]%	[***]%
Greater than $2.0 MM	[***]%	[***]%	[***]%

A-2
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Appendix B

FACILITIES	PALLETS
1165 W. Crossroads Parkway	[***]
Romeoville, IL 60446-1166
PERFORMANCE AND PRODUCTIVITY TARGETS

Task	Target
Partial Pallet Picking	[***] cs/hr
Rec/Load/Ship	[***] Pallets/Hr
Pallets Handled (Raymond)	[***] Pallets/hr
Billing Rates in Appendix A have been set at the Guaranteed Rate. Actual Performance will be reviewed quarterly and if appropriate, billings will be adjusted up to the target rate prior to the allocation of any gain sharing.

Labor Rates	Rate
Rec/Ship/Load	$ [***]
Picking/Labeling	$ [***]
Raymond Operator	$ [***]
General Labor	$ [***]
Overtime Rate is equal to [***]% of Regular Hourly Rates as set forth above. All scheduled OT MUST be approved in advance by Customer.

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